UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

______________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

TerrAscend Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TerrAscend Corp. Annual General and Special Meeting of Shareholders

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders be Held on June 22, 2023

Meeting Date and Time: June 22, 2023 at 1:00 p.m. Eastern Time

Location: Meeting to be held virtually at https://web.lumiagm.com/239473997

This is not a form for voting. Please be advised that the Annual Report and Notice and Proxy Statement (the “Proxy Materials”) for the above noted securityholder meeting are available for viewing and downloading online. This document provides an overview of these materials, but you are reminded to access and review the information circular and other proxy materials available online prior to voting. These materials are available at:

https://ir.terrascend.com/

OR

www.sedar.com

Obtaining Copies of the Proxy Materials

Shareholders may request to receive paper or email copies of the Proxy Materials related to the above referenced meeting at no cost. Unless requested, you will not otherwise receive a paper or email copy. Requests for paper copies must be received by June 12, 2023 in order to receive the paper copy in advance of the meeting. Shareholders may request to receive a paper or email copy of the Proxy Materials for up to one year from the date the materials were filed on www.sedar.com.

If you would like to request a copy of the materials for this and/or future stockholder meetings or for more information regarding notice-and-access you may (1) visit https://ir.terrascend.com/, (2) contact our transfer agent, Odyssey Trust Company, via www.odysseycontact.com or by phone at 1-888-290-1175 (toll-free within North America) or 1-587-885-0960 (direct from outside North America) or (3) send an email to IR@TerrAscend.com..

Notice of Meeting

The resolutions to be voted on at the meeting are described in the Proxy Statement as follows:

Election of Directors:

Shareholders will be asked to elect the five nominees for director named herein for the ensuing year. Information respecting the election of directors may be found in the Proxy

Statement under “Proposal No. 1 - Election of Directors”.

1a. Craig Collard

1b. Kara DioGuardi

1c. Ira Duarte

1d. Edward Schutter

1e. Jason Wild

Appointment of Auditor:

Shareholders will be asked to ratify the appointment of MNP LLP as the auditor of the Corporation, at remuneration to be fixed by the Board, for the ensuing year. Information respecting the appointment of auditors may be found in the Proxy Statement under “Proposal No. 2 – Ratification of Appointment of MNP as Auditor”.

Stock Option Plan Approval

Shareholders will be asked to consider and, if deemed advisable, to approve, with or without variation, a resolution approving an amendment of the Corporation’s Stock Option Plan, including all unallocated stock options issuable thereunder. Information respecting the proposed amendment may be found in the Proxy Statement under “Proposal No. 3 – Approval of the Stock Option Plan Resolution and Unallocated Options”.

Share Unit Plan Approval

Shareholders will be asked to consider and, if deemed advisable, to approve, with or without variation, a resolution approving an amendment of the Corporation’s Share Unit Plan, including all unallocated awards issuable thereunder. Information respecting the proposed amendment may be found in the Proxy Statement under “Proposal No. 4 – Approval of Amended and Restated Share Unit Plan”.

Amendment to Stock Incentive Plan

Shareholders will be asked to consider, and if deemed advisable, to pass a special resolution authorizing TerrAscend Growth Corp. (formerly known as Gage Growth Corp.), a wholly-owned subsidiary of the Corporation, to issue and sell on a private placement basis common shares of TerrAscend Growth Corp. for aggregate gross proceeds of US$1,000,000, as further described in the Proxy Statement, which shall be deemed, for the purposes of section 184(3) of the Business Corporations Act (Ontario), to be a sale of all or substantially all of the assets of the Corporation. Information respecting the proposed resolution may be found in the Proxy Statement under “Proposal No. 5 – Transaction Proposal”.

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof.

Voting

To vote your securities, please refer to the instructions on the enclosed Proxy or Voting Instruction Form. Your Proxy or Voting Instruction Form must be received by June 20, 2023 at 1:00 p.m Eastern Time.

Stratification

The Issuer is providing paper copies of its Management Information Circular only to those registered shareholders and beneficial shareholders that have previously requested to receive paper materials.

Annual Financial Statements

The Issuer is providing paper copies or emailing electronic copies of its annual financial statements to registered shareholders and beneficial shareholders that have opted to receive annual financial statements and have indicated a preference for either delivery method.

Notes to Proxy

1.
Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual and Special Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2.
If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3.
This proxy should be signed in the exact manner as the name appears on the proxy.
4.
If this proxy is not dated, it will be deemed to bear the date on which it is received by the transfer agent.
5.
The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6.
The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7.
This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
8.
This proxy should be read in conjunction with the meeting materials provided and filed by Management, including the Circular.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

To Vote Your Proxy Online please visit:

https://login.odysseytrust.com/pxlogin

You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail a proxy.

To Virtually Attend the Meeting:

You can attend the meeting virtually by visiting https://web.lumiagm.com/239473997 and entering the meeting ID 239473997. For further information on the virtual AGM and how to attend it, please view the management information circular of the company for the fiscal year 2022. The password to join the meeting is “terrascend2023” (case-sensitive).

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.